UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) March 31, 1999


                    Commission file number 33-55254-18


                               Kowtow, Inc.
            (Exact name of registrant as specified in charter)


          Nevada                                  87-0434297
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     4505 W. Hacienda Ave Unit I-1
     Las Vegas, Nevada                                 89118
     (Address of Principal Executive Office)           (Zip Code)

                              (702) 579-4888
           (Registrant's Telephone Number, Including Area Code)

                                Copies To:

                           James E. Pratt, Esq.
                              195 Kildare Rd
                          Garden City, NY  11530
                              (516) 741-2978

Page Two

Item No. 1.    Changes in Control of Registrant.

On March 17, 1999, Kowtow, Inc. received 100% of the common stock of Affordable Homes of America, Inc. in a merger. Additionally, Kowtow, Inc. issued 4,000,000 shares of common stock to SCS Enterprises, Inc. Trust the sole shareholder of Affordable Homes of America, Inc. The surviving entity will be known as Affordable Homes of America, Inc. and is headquartered in Las Vegas, Nevada, at 4505 W. Hacienda Ave, Unit I-1, Las Vegas, Nevada 89118.

Item No. 2.    Acquisition or Disposition of Assets.

No events to report.

Item No. 3.    Bankruptcy or Receivership.

No events to report.

Item No. 4.    Changes in Registrant's Certifying Accountant.

No events to report.

Item No. 5.    Other Events.

The Company is changing its name to Affordable Homes of America, Inc.

Affordable Homes of America, Inc. has a new CUSIP number of 00826G106 and a new trading symbol of AHOA.

 The Board of Directors of Affordable Homes of America, Inc. also announces the restructuring of its common stock with a two for one forward split of stock effective as of the date of this filing.

Item No. 6.    Resignation of Registrant's Directors.

On March 17, 1999 the Company accepted the resignation of Krista Nielson and Sasha Belliston as Officers and Directors of the Company.

On March 17, 1999 the Company elected Merle Ferguson as President, CEO and appointed him to the Board of Directors.

On March 17, 1999 the Company elected Susan Donohue as Secretary and appointed her to the Board of Directors.

Page Three

Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

1)   Merger agreement between Kowtow, Inc. and Affordable Homes of America,
     Inc.
2) Amendment to the Articles of Incorporation changing name to Affordable Homes of America.


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AFFORDABLE HOMES OF AMERICA, INC.


By: /s/ Merle Ferguson                       Dated:  31 March, 1999
   --------------------------------
       Merle Ferguson, President


By: /s/ Susan Donohue                        Dated: 31 March, 1999
   --------------------------------
       Susan Donohue, Secretary

                                 AGREEMENT

     THIS AGREEMENT is made this 17th day of March, 1999 by and among Kowtow, Inc., a Nevada corporation, hereinafter called "KOWTOW". Affordable Homes of America. Inc., a Nevada corporation, hereinafter called "AHA", and the shareholders of AHA, hereinafter called "AHA SHAREHOLDERS"

RECITALS:

WHEREAS. KOWTOW desires to acquire 100% of the issued and outstanding shares of the common stock of AHA, in exchange for 4,000,000 authorized but unissued shares of the .001 par value common stock of KOWTOW, pursuant to a plan of reorganization within the meaning of IRC ( 1986), Section 368(a)( 1 )(B), as amended and

WHEREAS, the AHA SHAREHOLDERS desire to excise 100% of the issued and outstanding shares of the common stock of AHA, currently owned by AHA. SHAREHOLDERS, in exchange for said 4,000,000 shares of KOWTOW.

NOW THEREFORE in consideration of the mutual promises, covenants and representations contained herein, and to consummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:

                                 ARTICLE I

                          EXCHANGE OF SECURITIES

     1.01 Issuance of KOWTOW Shares. Subject to all of the terms and conditions of this Agreement, KOWTOW agrees to issue to AHA SHAREHOLDERS 4,000,000 fully paid and nonassessable unregistered shares of KOWTOW common stock in exchange for 100% of the outstanding AHA common stock, all of which is currently owned by AHA SHAREHOLDERS.

     1.02 Transfer of AHA Shares. In exchange for KOWTOW's stock being issued to AHA SHAREHOLDERS as above described, AHA SHAREHOLDERS shall on the closing date and concurrent with such issuance of KOWTOW's common stock, deliver to KOWTOW 100% of the outstanding common stock of AHA.

                                ARTICLE II

                 INDEMNIFICATION OF FINDER / NO AFFILIATE

     2.01 Indemnification of Finder/Broker. Negotiations relative to this Agreement and related hand have been conducted with the assistance of Capital General Corporation who is acting as a broker, finder and consultant on behalf of both AHA and KOWTOW. AHA, KOWTOW and AHA SHAREHOLDERS agree to hold harmless and indemnify Capital General Corporation and its officers and directors from any and all claim, demand, cause of action or suit raised or filed in connection with the within Agreement or any related transaction or the operation or promotion of AHA and/or KOWTOW or the trading of their shares.

     2.02 No Affiliate. All parties agree that after the exchange of shares as provided above, that neither Capital General Corporation nor any of its officers and directors have any ongoing or other business relationship with any of the parties to this Agreement, or their officers, directors and promoters, nor any family or other relationship with such, and therefore have no ability to exercise any control or influence over the management and conduct of KOWTOW's business and therefore are non affiliates of KOWTOW.

                                ARTICLE III

               REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF
                         AHA SHAREHOLDERS AND AHA

AHA SHAREHOLDERS AND AHA hereby represent, agree and warrant that:

     3.01 Organization. AHA is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

     3.02  Capital.   The  authorized capital  stock  of  AHA  consists  of
25,000,000 shares of common stock. All of the issued and outstanding shares are validly issued, fully paid and nonassessable.

     3.03 Subsidiaries.  AHA does not have any subsidiaries.

     3.04 Directors and Officers. Exhibit 3.04 to this Agreement contains the names and titles of all directors and officers of AHA as of the date of this Agreement.

     3.05 Financial Statements. Exhibit 3.05 to this Agreement includes the unaudited financial statements of AHA as of December 31. 1998.

     3.06 Absence of Changes. Since the date of AHA's most recent financial statements included in Exhibit 3.05 there have been no changes in its financial condition or operations, except for changes in the ordinary course of business.

     3.07 Absence of Undisclosed Liabilities. As of the date of AHA's most recent balance sheet included in Exhibit 3.05 it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     3.08 Tax Returns. Within the times and in the manner prescribed by law, AHA has filed all federal, state and local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheets for any unpaid taxes. There are no present disputes as to taxes of any nature payable by AHA.

     3.09 Investigation of Financial Condition. Without in any reducing or otherwise mitigating the representations contained herein, KOWTOW and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of AHA. AHA shall make available to KOWTOW and/or its attorneys all books and records of AHA. If the transaction contemplated hereby is not completed, all documents received by KOWTOW and/or its attorneys shall be returned to AHA and all information so received shall be treated as confidential.

     3.10 Patents, Trade Names and Rights. AHA owns or holds all necessary patents, trademarks, service marks, trade names, copyrights and other necessary to the conduct or proposed conduct of its business.

     3.11 Compliance with Laws. AHA has complied with, and is not in violation of, applicable federal, stale or local statutes, laws and regulations affecting its properties or the operation of its business.

     3.12 Litigation. AHA is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition. AHA is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in any lawsuits to recover monies due to it.

     3.13 Authority. The Board of Directors of AHA authorized the execution of this Agreement and the consummation of the transactions contemplated herein and has full power and authority to execute, deliver and perform this Agreement.

     3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by AHA and the performance of its obligations hereunder in the time and manner contemplated will not cause, continue or conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage charter, instrument, certification of incorporation, bylaws or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

     3.15 Full Disclosure. None of the representations and warranties made by AHA SHAREHOLDERS or AHA herein or in any exhibit, certificate or memoranda furnished or to be furnished by AHA SHAREHOLDERS or AHA, or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading

     3.16 Assets. AHA has good and marketable bile to all of its property free and clear of any and all liens. claims or encumbrances except as may be indicated m Exhibit 3.05.

     3.17 Indemnification. AHA SHAREHOLDERS and AHA agree to defend and hold KOWTOW and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney s fees, that it shall incur or suffer, which arise out of. Results from or relate to any breach of dais Agreement or failure by AHA SHAREHOLDERS or AHA to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     3.18 Authority to Exchange. As of the date of this Agreement, AHA SHAREHOLDERS hold 100% of the shares of AHA common stock. Such shares are owned of record and beneficially by AHA SHAREHOLDERS and such shares are not subject to any lien, encumbrance or pledge. AHA SHAREHOLDERS hold authority to exchange such shares pursuant to this Agreement.

     3.19 Investment Intent. AHA SHAREHOLDERS understand and acknowledge that the shares of KOWTOW common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "ACT"), pursuant to Section 4(2) of the Act and the rules and regulations promulgate thereunder, for nonpublic offerings and make the following representations, agreements ant warranties with the intent that the same may be relied upon in determining the suitability of AHA SHAREHOLDERS as a purchaser of KOWTOW common stock:

     (a) The shares of KOWTOW common stock are being acquired solely for the account of AHA SHAREHOLDERS, for investment purposes only, and not with a view to, or for sale in connection with any distribution thereof, and with no present intention of distributing or reselling any part of the KOWTOW common stock acquired;

     (b) AMA SHAREHOLDERS agree not to dispose of their KOWTOW common stock or any portion thereof unless and until counsel for KOWTOW shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulation thereunder;

     (c) AHA SHAREHOLDERS agree that the certificates evidencing the KOWTOW common stock acquired pursuit to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the KOWTOW common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

     (d) AHA SHAREHOLDERS acknowledge that KOWTOW has made all records and documentation pertaining to KOWTOW common stock available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisition of KOWTOW common stock, and any available information pertaining thereto, with the officers and directors of KOWTOW, and that all such questions and information requested have been answered by KOWTOW and its officers ant directors to AHA SHAREHOLDERS satisfaction.

     (e) AHA SHAREHOLDERS have carefully evaluated their financial resources and investment position and the risks associated with this transaction and are able to bear the economic risks of this transaction; and they have substantial knowledge and experience in financial, business and investment matters; and are qualified as sophisticated investors, and are capable of evaluating the merits and risks of this transaction; ant they desire to acquire the KOWTOW common stock on the terms and conditions set forth;

     (f) AHA SHAREHOLDERS are able to bear the economic risk of an investment in the KOWTOW common stock; and

     (g) AHA SHAREHOLDERS underhand that an investment in the KOWTOW common stock is not liquid and AHA SHAREHOLDERS have no need for liquidity in this investment.

     3.20 Receipt of Relevant Information. AHA SHAREHOLDERS and AHA have received from KOWTOW all financial and other information concerning KOWTOW and its promoters, officers and directors, including, but nor limited to Prospectus dated June 30. 1993, and Annual Report on Form 10-K for the year ended December 31. 1998 as filed with the Securities and Exchange Commission, and all other documents and information they have requested.

     3.21 Public "Shell" Corporation. AHA and AHA SHAREHOLDERS are aware that KOWTOW has public shareholders and is a "shell" corporation without significant assets or liabilities, and further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, AHA SHAREHOLDERS and AHA are aware Hat a Form 8-K muse be filed with United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of KOWTOW, but the sole responsibility of the new officers and director of KOWTOW. AHA SHAREHOLDERS and AHA are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealer, Inc. (NASD), and are fully aware of their responsibilities, following closing, to fully comply will all securities laws and regulations, and agree to do so.

     3.22 No Assurances or Warranties. AHA SHAREHOLDERS and AHA acknowledge that there can be no assurance regarding the tax consequence of this transaction, nor can doers be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended us such manner as to deprive them of any tax benefit that might otherwise be received. AHA SHAREHOLDERS and AHA are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by KOWTOW, Capital General Corporation, or their officers, directors, affiliates or agents, as to the benefits to be derived by AHA SHAREHOLDERS or AHA in completing this transaction, nor have any of them made any warranty or agreement, expressed of implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing our of dais Agreement.

                                ARTICLE IV

           REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF KOWTOW

KOWTOW represents, agrees and warrants that:

     4.01 Organization. KOWTOW is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

     4.02 Capital. The authorized capital stock of KOWTOW consists of 100,000,000 shares of $.001 par value common stock of which 1,000,000 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassessable.

     4.03 Subsidiaries. KOWTOW has no subsidiaries and does not own any interest in any other enterprise, whether or not such enterprise is a corporation.

     4.04 Directors and Officers. Exhibit 4.04 to this Agreement contains the names and titles of all officers and directors of KOWTOW as of the date of this Agreement.

     4.05 Financial Statements. Exhibit 4.05 to this Agreement includes KOWTOW's audited financial statements as of December 31, 1998. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of KOWTOW as of the dates of the balance shears included in the financial statements and the results of operations for the periods indicated.

     4.06 Absence of Changes. Since the date KOWTOW's most recent financial statements, there has not been any change in its financial condition or operations except for changes in the orders course of business.

     4.07 Absence of Undisclosed Liabilities. As of the date of KOWTOW's most recent balance sheet, included in Exhibit 4.05, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise and whether due or to become due, that is not reflected in such balance sheet.

     4.08 Tax Returns. Within the times and in the manner prescribed by law, KOWTOW has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on in most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by KOWTOW.

     4.09 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein. AHA and AHA SHAREHOLDERS shall have the opportunity to meet with KOWTOW's accountants and attorneys to discus the financial condition of KOWTOW. KOWTOW shall make available to AHA and AHA SHAREHOLDERS all books and records of KOWTOW.

     4.10 Patents, Trade Names and Rights. KOWTOW does not use any patents. trade marks, service marks, trade names or copyrights in its business.

     4.11 Compliance with Laws. KOWTOW has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

     4.12 Litigation. KOWTOW is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. KOWTOW is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage us, any lawsuits to recover money or real or personal propel.

     4.13 Authority. The Board of Directors of KOWTOW has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

     4.14 Ability to Carrier Out Obligations. The execution and delivery of this Agreement by KOWTOW and the performance of its obligations hereunder will not cause, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien charge or encumbrance on any asset.

4.15 Assets. KOWTOW has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as may be indicated in Exhibit 4.05.

     4.16 Validity of KOWTOW Shares. The shares of KOWTOW $.001 par value common stock to be issued pursuant to this Agreement will be duly authorized, validly issued fully paid and nonassessable under Nevada law.

                                 ARTICLE V

                         ACTIONS PRIOR TO CLOSING

     5.01 Inventive Rights. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

     5.02 Conduct of Business. Prior to the Closing Date each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, either into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less that its stated amount, pay more on any liability that its stated amount or enter into any other transaction other than in the regular course of business.

                                ARTICLE VI

                                  CLOSING

     6.01 Closing. The closing (the "Closing") of this transaction shall be held al the offices of KOWTOW, or such other place as shall be mutually agreed upon, on or before March 17, 1999, (the "Closing Date"):

     (a) KOWTOW shall issue 4,000,000 shares of its $.001 par value common stock or certificates representing such shares.

     (b) AHA SHAREHOLDERS shall deliver the certificates representing 100% of the shares of AHA common stock.

     (c) KOWTOW shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein;

     (d) AHA shall deliver a signed consent or minutes of in Board of Directors approving this Agreement and authorizing the matters set forth herein,

     (e) KOWTOW's existing Board of Directors will (i) elect new directors, as named by AHA SHAREHOLDERS to act as officers and directors of KOWTOW in the capacities set forth in Exhibit 6.01 and (ii) the two current directors will resign their positions with KOWTOW effective the Closing Date.

                                ARTICLE VII

                               MISCELLANEOUS

     7.01 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not be deemed to define, limit or add the meaning of any provision of this Agreement.

     7.02 No Oral Change; This Agreement may not be changed or modified concept in writing signed by the party against whom enforcement of any change or modification is sought.

     7.03 Non-Waiver. Except as otherwise expressly provided herein, no waiver of a covenants, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and signed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. No waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

     7.04 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     7.05 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

     7.06 Choice of Law/Arbitration. This Agreement and its application, shall be governed under do laws of Me State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action to proceeding of any nature whatsoever.

     7.07  Counterparts. This Agreement may be executed   in  one  or  more
counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

     7.08 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on do date of service if served personally on the party to whom notice is to be given, or on third day after mailing if mailed to the parry to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows

KOWTOW
3098 So. Highland Drive. Suite 460
Salt Lake City, Utah 84106

AHA and AHA SHAREHOLDERS
4505 W. Hacienda Ave. Unit I-l
Las Vegas, Nevada 89118

     7.09  Expenses.   The  parties will pay their own legal,  account  and
other expenses incurred in connection with this Agreement.

     7.10 Survival of Representations and Warranties. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or over writing provided for in it, shall survive the Closing Date.

     7.11 Further Documents. The public agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

                         Kowtow, Inc


                         /s/ Krista Nielson,
                         -----------------------------------
                         Krista Nielson, President


                         Affordable Homes of America, Inc.


                         /s/ Merle Ferguson
                         ------------------------------------
                         Merle Ferguson, President


                         Shareholders of Affordable Homes of America, Inc.


                         /s/Merle Ferguson
                         -------------------------------------
                         Merle Ferguson, sole shareholders

                             AMENDMENT TO THE

                         ARTICLES OF INCORPORATION

                                    OF

                               KOWTOW, INC.

         (NAME CHANGE HEREIN TO AFFORDABLE HOMES OF AMERICA, INC.)


      WHEREAS,  there  was  issued  by the Secretary  of  State  o  Charter constituting and creating KOWTOW, INC., a corporation organized  under  the laws  of  this  state with its principal place of business  in  Las  Vegas,

Nevada,  and a capital stock of One Hundred Thousand Dollars ($100,000.00),

divided into One Hundred Million (100,000,000) shares of a par value of one mill  (1/10 cent) each, empowering it to engage in any activity or business not  in  conflict  with the laws of the State of Nevada or  of  the  United

States of America.



      The  undersigned,  President and Secretary  of  KOWTOW,  INC.  hereby certify  that  by  resolutions duly adopted unanimously  by  the  Board  of

Directors of the Company pursuant to written action effective as  of  March

19,  1999; and by resolution duly adopted by a majority of the shareholders of  all  classed of stock outstanding and entitled to vote thereon  of  the

Company pursuant to written action effective as of March 19, 1999, amending the Article of Incorporation as follows:



     That Article I, be amended and changed to read as follows:

      Name:     The name of the Corporation is AFFORDABLE HOMES OF AMERICA,

INC.

      WHEREFORE,  they pray that the Articles of Incorporation  of  KOWTOW,

INC. be so amended.

Dates this 19th day of March, 1999.



                                   /s/Merle Ferguson
                                   --------------------------------
                                   Merle Ferguson, President



/s/ Susan Donohue
-------------------------------
Susan Donohue, Secretary

State of Nevada     )
               ):ss
County of Clark     )

      On this 19th day of March, 1999, before me, a notary public, personally appeared Merle Ferguson and Susan Donohue, known to me to be the persons whose names are subscribed to the within document, and acknowledge that they executed the same.


/s/ Kathy Korwitz
--------------------------------
Notary Public